UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2020

 iROBOT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or other jurisdiction of incorporation)
001-36414		77-0259335
(Commission File Number)		(I.R.S. Employer Identification No.)

8 Crosby Drive
Bedford, MA 01730
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 430-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	IRBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

iRobot Corporation (the "Company") held its 2020 annual meeting of stockholders on May 20, 2020 to consider and vote on the matters listed below. The proposals are described in detail in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 6, 2020. The final voting results from the meeting are set forth below.

Proposal 1

Andrew Miller, Elisha Finney and Michelle V. Stacy were elected as Class III members to the Board of Directors of the Company (the "Board of Directors"), each to serve for a three-year term and until his or her successor has been duly elected and qualified, or until his or her earlier resignation or removal. Votes were as follows:

Name	For	Against	Abstain	Broker Non-Votes
Andrew Miller	12,890,780	446,016	63,824	6,772,725
Elisha Finney	13,216,062	129,140	55,418	6,772,725
Michelle V. Stacy	13,212,489	132,808	55,323	6,772,725

Proposal 2
The appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for the 2020 fiscal year was ratified. Votes were as follows:

For	Against	Abstentions	Broker Non-Votes
19,371,891	705,401	96,053	—
Proposal 3
The amendments to the Company's amended and restated certificate of incorporation to eliminate supermajority voting standards were not approved, as the affirmative vote of 75% of the outstanding shares entitled to vote was required for approval. Votes were as follows:

For	Against	Abstentions	Broker Non-Votes
13,190,094	161,387	49,139	6,772,725
Proposal 4
The amendments to the Company's amended and restated certificate of incorporation to declassify the Board of Directors were not approved, as the affirmative vote of 75% of the outstanding shares entitled to vote was required for approval. Votes were as follows:

For	Against	Abstentions	Broker Non-Votes
13,230,665	75,909	94,046	6,772,725
Proposal 5
The amendments to the Company's amended and restated certificate of incorporation to eliminate the prohibition on stockholders' ability to call a special meeting were not approved, as the affirmative vote of 75% of the outstanding shares entitled to vote was required for approval. Votes were as follows:

For	Against	Abstentions	Broker Non-Votes
13,232,040	115,547	53,033	6,772,725

Proposal 6
The amendment to the iRobot Corporation 2018 Stock Option and Incentive Plan (the "2018 Plan") to increase the maximum number of shares reserved and issuable under the 2018 Plan was approved. Votes were as follows:

For	Against	Abstentions	Broker Non-Votes
12,948,478	384,163	67,979	6,772,725
Proposal 7
The non-binding, advisory proposal to approve the compensation of our named executive officers was approved. Votes were as follows:

For	Against	Abstentions	Broker Non-Votes
12,861,084	344,716	194,820	6,772,725

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2020	iRobot Corporation

By: /s/ Glen D. Weinstein
Name: Glen D. Weinstein
Title: Chief Legal Officer and Secretary